SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2022

Vnue, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53462	98-0543851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 West 29th Street, 11th Floor, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 937-5493

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 25, 2022, we issued to each of Zach Bair, CEO & Chairman, Anthony Cardenas, CCO and Director, and Lou Mann, EVP and Director, 1,000 shares of our newly created Series C Preferred Stock for services rendered.

The securities were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On May 25, 2022, the Company filed a Certificate of Designation with the Nevada Secretary of State, which established Ten Thousand (10,000) shares of the Company’s Series C Preferred Stock, having such designations, rights and preferences as set forth therein.

Our Board of Directors voted to designate a class of preferred stock entitled Series C Preferred Stock, consisting of up 10,000 shares, par value $0.0001. Under the Certificate of Designation, holders of Series C Preferred Stock will participate in any distribution upon winding up, dissolution, or liquidation in front of common shareholders but junior to the Series B Preferred Stock. Holders of Series C Preferred Stock are entitled to vote together with the holders of our common stock on all matters submitted to shareholders at a rate of 1,000,000 votes for each share held. Holders of Series C Preferred Stock are entitled to convert each share held for 1 share of common stock.

The rights of the holders of Series C Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on May 25, 2022, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

Item 5.01 Change in Control

The information set forth in Items 3.02 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. The shares held by Zach Bair, Anthony Cardenas and Lou Mann amount to a total vote of 3,000,000,000 shares, which means these shareholders hold a majority of the voting power of the Company and are able to effectuate corporate actions, including the election of directors, and other corporate matters without the approval of the other shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Items 3.02 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series C Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vnue, Inc.

/s/ Zach Bair
Zach Bair
Chief Executive Officer
Date: May 26, 2022

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